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                                   EXHIBIT 5
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[SAFECO LOGO]       INDIVIDUAL VARIABLE ANNUITY APPLICATION

Complete and mail with payment to: First SAFECO National Life
Insurance Company of New York, 6700 Old Collamer Road, East Syracuse, NY 13057


/ / NEW YORK SPINNAKER (FLEXIBLE PREMIUM)
INITIAL MINIMUM PURCHASE PAYMENT:
Qualified - $30;
Non-Qualified - $2,000 (or $100 under Systematic Investing)


/ / NEW YORK SPINNAKER PLUS (SINGLE PREMIUM)
INITIAL MINIMUM PURCHASE PAYMENT:
Qualified and Non-Qualified - $50,000

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1. OWNER INFORMATION

Non-Qualified: If no annuitant specified in Section 2, Contract Owner will also be the Annuitant.

CONTRACT OWNER:

Name ________________________________________ / / Male / / Female / / Trustee
      First          Middle        Last

Mailing Address ________________________________________________________________
                    Street             City            State             Zip_

Telephone (______)________________ Soc. Sec. #____________ Date of Birth _______

JOINT OWNER (NON-QUALIFIED AND SPOUSE ONLY):

Name______________________________ Soc. Sec. #____________ Date of Birth _______
     First       Middle     Last
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2. ANNUITANT INFORMATION

Non-Qualified Only

Name ____________________________________________________ / / Male / / Female
          First             Middle              Last

Mailing Address ____________________________________________________________
                 Street               City            State        Zip

Telephone (______)________________ Soc. Sec. #____________ Date of Birth _______

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3. TYPE OF ANNUITY

A. / / INDIVIDUAL RETIREMENT ANNUITY       B. / / NON-QUALIFIED ANNUITY
      / / Contributory IRA for 19__                    / /  1035(a) Exchange*
      / / Rollover from a Qualified        C. / / SIMPLIED EMPLOYEE PENSION
          Retirement Plan, IRA or TSA*            PLAN
      / / Transfer from another IRA*              (Internal Revenue Code
                                                  Section 408(k))
                                                  / /  Salary Reduction
                                                       (SARSEP)

                                           Name of Employer: ___________________

Have you received an IRA Disclosure
Statement (Form LP-745/NY)?  / / Yes  / / No  *NOTE: Must complete
                                                     Form LP-951/NY
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4. BENEFICIARIES

PRIMARY: Name______________________________________________ Percentage_______%
                  First          Middle          Last

Soc. Sec. # ________________ Date of Birth__________

Relationship to Annuitant ___________________________

/ / PRIMARY
/ / CONTINGENT: Name______________________________________ Percentage________%
                     First         Middle        Last

Soc. Sec. # ________________ Date of Birth____________

Relationship to Annuitant ____________________________

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5. INVESTMENT INSTRUCTIONS

Choose one or more of the following. Whole percentages only.

TOTAL OF ALL PERCENTAGES MUST EQUAL 100%


SAFECO RESOURCE          FEDERATED INSURANCE
SERIES TRUST:               SERIES:
______ % Money Market ______ % Utility II
______ % Bond         ______ % High Income Bond II
______ % Equity       ______ % International Equity II
______ % Northwest
______ % Growth       ______ % SAFECO FIXED ACCOUNT

       LEXINGTON
______ % Natural Resources Trust
______ % Emerging Markets Fund, Inc.

Purchase Payments to the Fixed Account will be allocated immediately upon receipt. Purchase Payments to the Variable Sub-Accounts may be invested in the Money Market Sub-Account until the expiration of 15 days from the date the first Purchase Payment is received, and then will be invested according to your investment instructions.

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6. REPLACEMENT ANNUITY

Will the annuity applied for here replace any life insurance or annuity from this or any other company?

/ / Yes  / / No   If yes, you must complete the IRA & Non-Qualified Rollover,
                  Direct Rollover and Transfer form, LP-951/NY, and submit it with this application.

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LPC - 801/NY  6/96                                  (R) Registered Trademark of
                                                        SAFECO Corporation
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7. SUITABILITY
Questions must be answered.

Do you understand that because variable benefits and contract values are based on investment experience of the Separate Account and cannot be predicted or guaranteed as to dollar amounts, variable annuity contracts should be purchased for long term retirement purposes? / / Yes / / No

WHAT IS YOUR:
Occupation?         _____________________
Gross Income?     $ _____________________
Income Net Worth? $ _____________________

WHAT IS YOUR INVESTMENT OBJECTIVE:
 _____ High Income     _____ Long Term Growth
 _____ Tax Advantage   _____ Growth with Income
 _____ Other (specify) __________________


Are you a Registered Representative of a Broker/Dealer? / / Yes / / No If yes, please give name and address of Broker/Dealer:
                                                _______________________________

_______________________________                 __________________________
Signature of Reviewing Principal                          Date

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8. PROGRAMS

Min $10,000 balance required to elect Sweep or Rebalancing.

I have read the information in the Prospectus in regard to the following programs and would like to elect:

1. / / SYSTEMATIC INVESTING - Please complete Form LP-1107/NY and remit with this application.

2. / / INTEREST/APPRECIATION SWEEP - I elect to have:
       / / the interest earned in my Fixed Account...OR
       / / appreciation of my Money Market sub-account, in excess of $___________________________________ transferred
(cannot be less than total payments)

/ / Monthly   / / Quarterly   / / Annually into the sub-accounts listed below.

3. / / DOLLAR COST AVERAGING - I elect to transfer $___________________________
or __________ %                                              (minimum $50)

/ / Monthly / / Quarterly from the / /_________________ variable sub-account OR FROM the / / Fixed Account (maximum 1.33% per month, 4% per quarter) TO the sub-account(s) listed below:

Money Market ______ % (DCA Only)        Bond ______ %            Equity ______ %
Growth ______ %                  Northwest ______ %        Utility II ______ %

High Income Bond II ______ %  Nat. Resources ______ %  Emerging Markets ______ %

International Equity II ______ %    Balanced ______ %  International ______ %

4. / / SUB-ACCOUNT REBALANCING - I elect to rebalance my variable sub-accounts:
/ / Quarterly / / Semi-Annually / / Annually in the same percentages as indicated above.

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9. STATEMENT OF OWNER(S)

HAVE YOU RECEIVED A CURRENT PROSPECTUS? / / YES / / NO

WOULD YOU LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION? / / YES / / NO

I declare that the statements and answers on this application are full, complete and true, to the best of my knowledge and belief, and shall form a part of the annuity Contract issued hereon. I understand and agree that any fees or taxes will be deducted from my Contract Value or Payment, as applicable.

                                                       Signed at _______________

_____________________  ___________________________            on _______________
Signature of Owner     Signature of Joint Owner (if applicable) (mo, day, year)

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10. REGISTERED REPRESENTATIVE INFORMATION

MAIL CONTRACT DIRECTLY TO:

/ / client's address

/ / registered rep's office

To the best of my knowledge, the annuity applied for here / / DOES / / DOES NOT replace any life insurance or annuity in this or any other company. I hereby certify that I witnessed the signature(s) above and that the answers to the questions above are true to the best of my knowledge and belief.


REGISTERED REPRESENTATIVE'S SIGNATURE: ________________________________________

REGISTERED REPRESENTATIVE'S NAME (PLEASE PRINT):_______________________________


FIRST SAFECO REP #: __________________________   TELEPHONE #: (   )____________

STATE/LOCATION ID #: _________________________   DATE: ________________________
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[LOGO]              INDIVIDUAL VARIABLE ANNUITY    First SAFECO National Life
                           APPLICATION             Insurance Company of New York
                                                   6700 Old Collamer Road
                                                   East Syracuse, NY 13057

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PLEASE CHECK ALL APPROPRIATE BOXES: / / New Participant / / Change of Employer

                                    / / Address/Name    / / Investment
                                                            Allocation Change
                                    / / Change of Agent

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CONTRACT OWNER INFORMATION

Name_________________________________________________________ / / Male / /Female
        First           Middle          Last

Mailing Address_________________________________________________________________
                   Street       City          State          Zip

Telephone (__)_____________ Soc. Sec. #__________ Date of Birth ________________
                                                                  Mo.  Day   Yr.

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PRIMARY BENEFICIARY

Name_________________________________________________________ / / Male / /Female
        First           Middle          Last

Address_________________________________________________________________________
                   Street       City          State          Zip

Soc. Sec. #___________ Date of Birth__________ Relationship to Annuitant________
                                    Mo.Day Yr.

CONSENT OF SPOUSE REQUIRED FOR ERISA PLAN PARTICIPANT NAMING A NON-SPOUSE PRIMARY BENEFICIARY: I consent to the above designation of Beneficiary. I understand that if anyone other than me is designated as Primary Beneficiary on this form, I am waiving my rights to receive benefits under the plan when my spouse dies.

Spousal Signature:____________________________________________ Date: ___________

/ / I'm not married

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CONTINGENT BENEFICIARY

Name_________________________________________________________ / / Male / /Female
        First           Middle          Last

Address_________________________________________________________________________
                   Street       City          State          Zip

Soc. Sec. #___________ Date of Birth__________ Relationship to Annuitant________
                                    Mo. Day Yr.

NOTE: Please attach a separate page for multiple beneficiaries.

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EMPLOYER

Name ___________________________________________________________________________

Address_________________________________________________________________________
          Street                   City                State               Zip

Please verify that TSA transmittal checklist is on file with First SAFECO Home Office. Application cannot be processed without verification of Employer's eligibility to sponsor a 403(b) Plan.

PLANS COVERED BY ERISA:

This employee has satisfied all eligibility requirements to receive contributions under our plan. Furthermore, Joint and Survivor Annuity option disclaimers (if required by Plan) are on file with the Plan Administrator.

PLAN ADMINISTRATOR SIGNATURE______________________________ DATE_________________

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TYPE OF ANNUITY

/ / DEFERRAL TSA

/ / TRANSFER FROM ANOTHER TSA

Original TSA was an:          / / Annuity under Internal Revenue Code 403(b)

                              / / Account under Internal Revenue Code 403(b)(7)
                                  or Mutual Fund TSA

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CARRIER TO CARRIER TRANSFERS

Is there an expected transfer pending? / / Yes / / No Transfer Amount: $________

If yes, TSA Transfer Authorization (Form LP-724/NY) must be completed and submitted with this application.

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REPLACEMENT ANNUITY

Will the annuity applied for here replace any life insurance or annuity from this or any other company?

/ / Yes / / No If yes, give policy number and full company name: Policy #_______

Company Name: __________________________________________________________________

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                                (R)Registered trademark of SAFECO Corporation

LPC - 802/NY 6/96
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INVESTMENT INSTRUCTIONS

/ / NEW YORK SPINNAKER                 / / NEW YORK SPINNAKER PLUS
    (MINIMUM PURCHASE PAYMENT $30)         (SINGLE SUM ONLY $50,000 MINIMUM)

SAFECO SUB-ACCOUNT OPTIONS:            OTHER COMPANY SUB-ACCOUNT OPTIONS:
  Equity        ______ %                Lexington Natural Resources      _____ %
  Growth        ______ %                Lexington Emerging Markets       _____ %
  Bond          ______ %                Federated International Equity II ____ %
  Northwest     ______ %                Federated High Income Bond II    _____ %
  Money Market  ______ %                Federated Utility II             _____ %

  FIXED ACCOUNT ______ %


TOTAL PERCENTAGE OF ALL INVESTMENT OPTIONS MUST EQUAL 100%.

INVESTMENT INSTRUCTIONS FOR SINGLE SUM 90-24 TRANSFER: _________________________ (If different from above)

Purchase Payments to the Fixed Account will be allocated to the Fixed Account immediately. The initial Purchase Payment to Variable Annuity Sub-Accounts may be allocated to the Money Market Sub-Account until the expiration of 15 days from the date the first Purchase Payment is received. Then the Purchase Payment will be allocated according to your investment instructions as shown above.

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CONTRIBUTION FREQUENCY & SOURCE

Minimum initial investment for New York Spinnaker Q is $30.

SOURCE OF CONTRIBUTION:       / / Employee Salary Reduction
                              / / Employer

Minimum $50,000 initial investment for New York Spinnaker Plus.

/ / Annual(01)        / / Bi-Weekly(26)
/ / Quarterly(04)     / / Weekly(52)
/ / Monthly(12)       / / 10-Pay Periods   Deductions will begin month of_______
/ / Semi-Monthly(24)  / / Other_________   Months to exclude ___________________

Anticipated annual contributions: $______________________________________
                                       (AMOUNT MUST BE PROVIDED)

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SUITABILITY (Must be completed)

I understand that a $30 non-refundable administrative fee will be deducted on the last day of each certificate year of New York Spinnaker Q accounts with balances of less than $50,000.

Do you understand that because variable benefits and contract values are based on the investment experience of the Separate Account and cannot be predicted or guaranteed as to dollar amounts, variable annuity contracts should be purchased for long term retirement purposes? / / Yes / / No

Have you received a current Prospectus? / / Yes / / No

Would you like to receive a Statement of Additional Information: / / Yes / / No

WHAT IS YOUR:                      WHAT IS YOUR INVESTMENT OBJECTIVE:

Occupation?_____________________   _____ HIGH INCOME    _____ LONG TERM GROWTH

Income?_________________________   _____ TAX ADVANTAGE  _____ GROWTH WITH INCOME

Net worth? _____________________   _____ OTHER (SPECIFY)________________________

Are you a Registered Representative of another Broker-Dealer? / / Yes / / No

If yes, provide name and address of Broker-Dealer: _____________________________

________________________________________________________________________________
Signature of Reviewing Principal                                      Date

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STATEMENT OF OWNER

I understand that the contract(s) I am applying for contains the following restrictions and provisions:

-    A surrender charge on withdrawals for the first eight (8) years.

- Required Minimum Distributions will be sent to me upon attainment of age 70 1/2 per IRS regulations.

- Withdrawals are restricted under 403(b)(11) to the following: Separation from Service, Age 59 1/2, Death, Disability, Pre-89 Balance, or Financial Hardship (as defined in the Internal Revenue Code).

- I am solely responsible for ensuring that my contributions do not exceed the maximum allowable per IRS regulations.

I DECLARE THAT THE STATEMENTS AND ANSWERS RECORDED ON THIS APPLICATION ARE COMPLETE AND ACCURATE TO THE BEST OF MY KNOWLEDGE.

________________________________________________________________________________
Signature of Annuitant                                                     Date

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REGISTERED REPRESENTATIVE INFORMATION

To the best of my knowledge, the annuity applied for here [ / / DOES OR / / DOES NOT ] replace any life insurance or annuity in this or any other company. I hereby certify that I witnessed the signature of the annuitant and that his/her answers to the questions above are true to the best of my knowledge. ALSO, I HAVE ATTACHED THE MAXIMUM EXCLUSION ALLOWANCE CALCULATION OR THE INFORMATION NECESSARY TO CALCULATE THE PARTICIPANT'S MAXIMUM EXCLUSION ALLOWANCE.


Registered Representative's Name(s):_____________________ Stat #:________ %_____

Registered Representative's Name(s):_____________________ Stat #:________ %_____

Agency: ________________________________________________________________________
                                        State/Location ID#

Registered Representative's Signature:________________________ (___)____________
                                                                Telephone #